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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 3, 1995, except for note P, as to which the date is March 17, 1995, on our audits of the financial statements and financial statement schedules of Tekelec.




/s/ COOPERS & LYBRAND L.L.P.



Sherman Oaks, California
June 26, 1995